UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

Kiniksa Pharmaceuticals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-730430	98-1327726
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former name or former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On July 21, 2020, Kiniksa Pharmaceuticals, Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters (collectively with the Representatives, the “Underwriters”), in connection with the public offering, issuance and sale (the “Public Offering”) of 5,952,381Class A common shares of the Company, par value $0.000273235 per share (the “Class A Shares”), at a public offering price of $21.00 per share, less underwriting discounts and commissions. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option exercisable for 30 days to purchase up to an additional 892,857 Class A Shares at the public offering price, less underwriting discounts and commissions. The closing of the Public Offering occurred on July 24, 2020.

The Public Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-231910), which was previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Conyers Dill & Pearman Limited relating to the validity of the Class A Shares issued in the Public Offering is filed herewith as Exhibit 5.1.

Item 2.02 Results of Operations and Financial Condition.

On July 20, 2020, the Company disclosed that, as of June 30, 2020, the Company had cash, cash equivalents and short-term investments of approximately $252 million.

The cash, cash equivalents and short-term investments information above is based on preliminary unaudited information and management estimates for the six months ended June 30, 2020, is not a comprehensive statement of the Company’s financial results, and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.

The information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing and except as shall be expressly set forth by specific reference in such a filing.

Item 3.02. Unregistered Sales of Equity Securities

On July 21, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with existing shareholder entities managed by Baker Bros. Advisors LP (the “Investors”). Pursuant to the Subscription Agreement, the Company agreed to sell an aggregate of 1,428,572 non-voting Class A1 common shares (the “Class A1 Shares”) to the Investors at a purchase price per share equal to the public offering price in the concurrent Public Offering, which is $21.00 per share (the “Purchase Price”), for approximately $30.0 million in aggregate gross proceeds (the “Private Placement”). The Underwriters of the Public Offering served as placement agents for the Private Placement and received a placement agent fee equal to a percentage of the Purchase Price, which percentage was equal to the percentage discounts and commissions applied to the Class A Shares sold in the Public Offering. The Subscription Agreement contains customary representations and warranties from the Company and the Investors and certain other customary closing conditions.

The closing of the Private Placement occurred on July 24, 2020, concurrently with the closing of the Public Offering. The Company intends to file a registration statement on Form S-3 to register under the Securities Act the Class A common shares underlying the Class A1 Shares purchased in the Private Placement.

The Company’s Class A1 common shares have no associated voting rights. Each Class A1 common share is convertible into one Class A common share at any time, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own or would beneficially own more than 4.99% of the issued and outstanding Class A common shares or any other class of equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. A holder of Class A1 common shares may increase, decrease or waive this limitation on ownership by providing the Company with 61-days’ notice. Each Class A common share is entitled to one vote and is not convertible into any other class of the Company’s share capital.

The Private Placement was exempt from registration pursuant to Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering. The Investors acquired the Class A1 Shares for investment purposes only and not with a view to or for sale in connection with any distribution thereof with appropriate legends to be affixed to the Class A1 Shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated July 21, 2020, by and among the Company and Goldman Sachs & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Conyers Dill & Pearman.

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: July 24, 2020	By:	/s/ Thomas Beetham

Thomas Beetham
Executive Vice President, Chief Legal Officer